Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13G and any further amendments thereto need to be filed with respect to the beneficial ownership by each of the undersigned of shares of Common Stock of Navigator Holdings Ltd., and further agree that this Joint Filing Agreement be included as an exhibit to the Schedule 13G provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: February 10, 2014

WLR RECOVERY FUND IV DSS AIV, L.P.

By:	WLR Recovery Associates IV DSS AIV, L.P., its General Partner
By:	WLR Recovery Associates IV DSS AIV GP, Ltd., its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR RECOVERY FUND V DSS AIV, L.P.

By:	WLR Recovery Associates V DSS AIV, L.P., its General Partner
By:	WLR Recovery Associates V DSS AIV GP, Ltd., its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR SELECT CO-INVESTMENT, L.P.

By:	WLR Select Associates DSS, L.P., its General Partner
By:	WLR Select Associates DSS GP, Ltd., its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR IV PARALLEL ESC, L.P.

By:	Invesco WLR IV Associates LLC, its General Partner
By:	Invesco Private Capital, Inc., its Managing Member

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR V PARALLEL ESC, L.P.

By:	Invesco WLR V Associates LLC, its General Partner
By:	Invesco Private Capital, Inc., its Managing Member

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

INVESCO PRIVATE CAPITAL, INC.

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

INVESCO WLR IV ASSOCIATES LLC

By: Invesco Private Capital, Inc., its Managing Member

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

INVESCO WLR V ASSOCIATES LLC

By: Invesco Private Capital, Inc., its Managing Member

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR SELECT ASSOCIATES DSS GP, LTD.

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR SELECT ASSOCIATES DSS, L.P.

By: WLR Select Associates DSS GP, Ltd., its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR RECOVERY ASSOCIATES IV DSS AIV GP, LTD.

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR RECOVERY ASSOCIATES IV DSS AIV, L.P.

By: WLR Recovery Associates IV DSS AIV GP, Ltd., its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR RECOVERY ASSOCIATES V DSS AIV GP, LTD.

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WLR RECOVERY ASSOCIATES V DSS AIV, L.P.

By: WLR Recovery Associates V DSS AIV GP, Ltd., its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Authorized Signatory

WILBUR L. ROSS, JR.

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.